UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Tammy L. Schultz

I, Tammy L. Schultz, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tammy L. Schutlz	Dated as of March 29, 2023
Tammy L. Schultz
President and Chief Executive Officer, Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 29, 2023
Filed on Form N-4
File Numbers:

333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Jennifer M. Kraus-Florin

I, Jennifer M. Kraus-Florin, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Jennifer M. Kraus-Florin	Dated as of May 26, 2023
Jennifer M. Kraus-Florin
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of May 26, 2023
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Christopher J. Copeland

I, Christopher J. Copeland, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher J. Copeland	Dated as of March 29, 2023
Christopher J. Copeland
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 29, 2023
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Fernand LeBlanc

I, Fernand LeBlanc, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and does hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Fernand LeBlanc	Dated as of March 29, 2023
Fernand LeBlanc
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 29, 2023
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Mark Weniger

I, Mark Weniger, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and do hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Mark Weniger	Dated as of April [ ], 2024
Mark Weniger
Director

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of April [ ], 2024
Filed on Form N-4
File Numbers:
333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986

UNION SECURITY INSURANCE COMPANY
POWER OF ATTORNEY

Brian J. Borakove

I, Brian J. Borakove, do hereby authorize Christopher Grinnell and/or James Bronsdon, individually, to sign as my agent on any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the Files Numbers listed on Appendix A attached hereto, with respect to Union Security Insurance Company and does hereby ratify such signatures heretofore made by such person.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Brian J. Borakove	Dated as of March 29, 2023
Brian J. Borakove
Treasurer

Appendix A
Union Security Insurance Company Power of Attorney
Dated as of March 29, 2023
Filed on Form N-4
File Numbers:

333-79701
333-43799
033-37577
033-19421
333-65233
033-63935
333-43886
033-73986